CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : August 1998

Beginning of the Month Principal Receivables :                                                                   10,673,647,905.02
                                                                                                                 -----------------
Beginning of the Month Finance Charge Receivables :                                                                 330,169,787.91
                                                                                                                 -----------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                                 -----------------
Beginning of the Month Total Receivables :                                                                       11,003,817,692.93
                                                                                                                 -----------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                                 -----------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                                 -----------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                                 -----------------

Additional Principal Receivables :                                                                                            0.00
                                                                                                                 -----------------
Additional Finance Charge Receivables :                                                                                       0.00
                                                                                                                 -----------------
Additional Total Receivables :                                                                                                0.00
                                                                                                                 -----------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                                 -----------------

End of the Month Principal Receivables :                                                                         10,427,489,712.72
                                                                                                                 -----------------
End of the Month Finance Charge Receivables :                                                                       326,827,926.61
                                                                                                                 -----------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                                 -----------------
End of the Month Total Receivables :                                                                             10,754,317,639.33
                                                                                                                 -----------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                                 -----------------
Adjusted Invested Amount of all Master Trust Series                                                               9,468,249,756.63
                                                                                                                 -----------------

End of the Month Seller Percentage                                                                                           9.20%
                                                                                                                 -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : August 1998                                                             ACCOUNTS                  RECEIVABLES

End of the Month Delinquencies :
         30 - 59 Days Delinquent                                                             141,083                191,872,845.61
                                                                                       -------------             -----------------
         60 - 89 Days Delinquent                                                              84,766                126,267,478.49
                                                                                       -------------             -----------------
         90 + Days Delinquent                                                                166,027                257,424,114.13
                                                                                       -------------             -----------------

         Total 30 + Days Delinquent                                                          391,876                575,564,438.23
                                                                                       -------------             -----------------

         Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          5.35%
                                                                                                                 -----------------

Defaulted Accounts During the Month                                                           49,273                 64,693,838.29
                                                                                       -------------             -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         7.27%
                                                                                                                 -----------------


                                                                    Page 7 of 42
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
Total Collections and Gross Payment Rate                                             1,246,590,927.21                     11.33%
                                                                                     ----------------            -----------------

Collections of Principal Receivables and Principal Payment Rate                      1,051,800,201.58                      9.85%
                                                                                     ----------------            -----------------

         Prior Month Billed Finance Charge and Fees                                    164,836,610.43
                                                                                     ----------------
         Amortized AMF Income                                                           10,841,801.08
                                                                                     ----------------
         Interchange Collected                                                           9,408,723.30
                                                                                     ----------------
         Recoveries of Charged Off Accounts                                             12,165,264.41
                                                                                     ----------------
         Collections of Discounted Receivables                                                   0.00
                                                                                     ----------------

Collections of Finance Charge Receivables and Annualized Yield                         197,252,399.22                     22.18%
                                                                                     ----------------            -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : August 1998

Beginning Unamortized AMF Balance                                                                                  66,789,370.64
                                                                                                                -----------------
       + AMF Slug for Added Accounts                                                             0.00
                                                                                      ---------------
       + AMF Collections                                                                 8,380,127.49
                                                                                      ---------------
       - Amortized AMF Income                                                           10,841,801.08
                                                                                      ---------------
Ending Unamortized AMF Balance                                                                                     64,327,697.05
                                                                                                                -----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : AUGUST 1998

Gross  Principal  Payment Rate                                                                  9.85%
                                                                                      ---------------

May 17, 1994   3% Discount of Addition                                                                             50,184,973.92
                                                                                                                -----------------
         Total Discounted Receivables Collections as of Beginning of Month              50,184,973.92
                                                                                      ---------------
         Collections of Discounted Receivables Current Month                                     0.00
                                                                                      ---------------
Discounted Receivables to be Collected                                                                                      0.00
                                                                                                                -----------------



                                                  /s/ Douglas C.H. Adamson
                                                  ------------------------------
                                                  Douglas C.H. Adamson
                                                  Securitization Manager

                                                                    Page 8 of 42